[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) GLOBAL
                     TELECOMMUNICATIONS
                     FUND
                     ANNUAL REPORT o AUGUST 31, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 30 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Independent Auditors" Report .............................................. 28
Trustees and Officers ..................................................... 31

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
As I write this, it is just over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
As summer fades into fall, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in late 2002 and next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the potential for war with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    September 17, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John E. Lathrop]
     John E. Lathrop

For the 12 months ended August 31, 2002, the fund's Class A shares provided a total return of -41.14%, Class B shares -41.37%, Class C shares -41.37%, and Class I shares -40.38%. These returns, which include the reinvestment of dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of -36.43% and -16.09%, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) World Telecommunications Services Index and the MSCI All Country World Free Index. The MSCI World Telecommunications Services Index is a capitalization-weighted index that monitors the performance of telecommunications stocks from around the world. The MSCI All Country World Free Index is a capitalization-weighted index that monitors the performance of stocks from around the world in 22 developed markets and 26 emerging markets. During the same period, the average telecommunications fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -46.69%.

Q. HOW WOULD YOU DESCRIBE THE ENVIRONMENT IN THE TELECOMMUNICATIONS SECTOR OVER THE PERIOD?

A. Telecommunications stocks declined further despite a modest economic recovery in 2002. Wireline service providers suffered from continued slow demand, weak pricing, and excess capacity. These problems, along with news that WorldCom had misstated billions in operating expenses, cast a cloud over the group's near-term outlook. Wireless stocks, especially those of U.S. companies, tumbled as subscriber growth rates slowed. In the technology area, network and equipment providers were hit hard as service companies postponed capital spending. Media stocks declined a bit less than other telecom areas, buoyed by an improved outlook for advertising revenues.

Q.  WHICH AREAS OF THE SECTOR HELPED PERFORMANCE, AND WHICH DETRACTED
    FROM RESULTS?

A. The portfolio benefited somewhat from our strategy of seeking out safer havens in which to ride out the downturn. Our largest concentration was in services companies. We focused on industry leaders, such as Verizon Communications, avoiding newer entrants and companies that we felt had deteriorating prospects such as WorldCom and Qwest Communications International. We also shifted some of our assets toward business services, building stakes in companies such as Affiliated Computer Services, which provides data processing services to corporations. These companies declined less than the traditional telecom operators.

    In contrast, our few domestic wireless holdings, most notably AT&T Wireless Services, posted large losses as subscriber growth rates slowed. Cable stocks also remained under pressure, as investors worried about high debt loads, slowing revenue growth and fallout from fraud at Adelphia Communications, which we did not own.

    Our technology stake decreased due to stock depreciation and the sale of individual companies whose outlooks we felt had weakened. Our biggest disappointments were software names that were hurt by the cutbacks in corporate technology spending.

Q.  WHERE DID YOU SEE OPPORTUNITY?

A. We increased our stake in media stocks, expecting the group would hold up relatively well as the economic recovery gained momentum. Although the industry did not have an easy first half of the year, advertising-sensitive companies did benefit somewhat from an improving outlook.

    We found some safer havens in foreign stocks, particularly in companies that we felt had better competitive positions than their counterparts in the United States. Examples included overseas wireless operators that dominated their respective markets.

Q.  WHAT IS YOUR OUTLOOK FOR THE SECTOR?

A. We believe the difficult period we've been through may be laying the foundation for better times ahead. We expect a slowly improving economy could eventually boost advertising revenues for media companies and strengthen demand for telecom services. With companies halting the build-out of high-speed networks and Internet growth continuing, we believe demand for bandwidth, or network capacity, will eventually catch up to supply.

    In our opinion, the long-term trends driving telecom spending remain intact. We think the Internet is here to stay, as a tool for communications and for doing business more efficiently. Over time, more companies have been transitioning various functions to the Internet, including customer relationship management and supply chain management. We expect this ongoing shift to boost demand for software applications and bandwidth. We also believe demand will grow for high-speed broadband access to homes, driving new business for equipment and service companies. Finally, we expect new technology, especially applications related to next-generation cellular networks, to benefit the sector.

/s/ John E. Lathrop

    John E. Lathrop
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
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   PORTFOLIO MANAGER'S PROFILE
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   JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL
   GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE
   INVESTMENT PRODUCTS.

   JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT OF MFS IN 1996, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001.

   HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR
   PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                  SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      JUNE 27, 2000

  CLASS INCEPTION:            CLASS A  JUNE 27, 2000
                              CLASS B  JUNE 27, 2000
                              CLASS C  JUNE 27, 2000
                              CLASS I  AUGUST 9, 2000

  SIZE:                       $46.4 MILLION NET ASSETS AS OF AUGUST 31, 2002

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2002. Index information is from July 1, 2000.)

               MFS Global                                 MSCI World
          Telecommunications       MSCI All Country    Telecommunications
            Fund -- Class A        World Free Index      Services Index

6/00            $9,425                $10,000              $10,000
8/00             9,717                 10,008                9,083
8/01             3,459                  7,480                5,216
8/02             2,036                  6,276                3,316

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2002

CLASS A
                                                            1 Year        Life*
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Cumulative Total Return Excluding Sales Charge             -41.14%      -78.40%
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Average Annual Total Return Excluding Sales Charge         -41.14%      -50.52%
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Average Annual Total Return Including Sales Charge         -44.53%      -51.85%
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CLASS B
                                                            1 Year        Life*
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Cumulative Total Return Excluding Sales Charge             -41.37%      -78.60%
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Average Annual Total Return Excluding Sales Charge         -41.37%      -50.73%
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Average Annual Total Return Including Sales Charge         -43.72%      -51.41%
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CLASS C
                                                            1 Year        Life*
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Cumulative Total Return Excluding Sales Charge             -41.37%      -78.60%
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Average Annual Total Return Excluding Sales Charge         -41.37%      -50.73%
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Average Annual Total Return Including Sales Charge         -41.96%      -50.73%
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CLASS I
                                                            1 Year        Life*
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Cumulative Total Return (No Sales Charge)                  -40.38%      -78.00%
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Average Annual Total Return (No Sales Charge)              -40.38%      -50.10%
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COMPARATIVE INDICES(+)
                                                            1 Year        Life*
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Average telecommunications fund+                           -46.69%      -50.45%
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MSCI All Country World Free Index#                         -16.09%      -19.35%
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MSCI World Telecommunications Services Index#              -36.43%      -39.92%
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  * For the period from the commencement of the fund's investment operations,
    June 27, 2000, through August 31, 2002. Index information is from
    July 1, 2000.

(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to its inception, Class I share performance includes the performance of the fund's original share class (Class A). Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2002

FIVE LARGEST STOCK INDUSTRIES

            TELEPHONE SERVICES                   21.3%
            BROADCAST & CABLE TV                 18.9%
            BUSINESS SERVICES                     9.2%
            NETWORK & TELECOMMUNICATIONS          9.1%
            COMPUTER SOFTWARE                     8.7%

TOP 10 STOCK HOLDINGS
FOX ENTERTAINMENT GROUP, INC.  4.8%             CISCO SYSTEMS, INC.  3.8%
U.S. entertainment firm with operations in      U.S.-based computer network developer
film, cable TV, and broadcast TV
                                                KONINKLIJKE KPN N.V.  3.6%
VIACOM, INC.  4.7%                              Dutch telecommunications company
U.S. diversified media and entertainment
company                                         ECHOSTAR COMMUNICATIONS CORP.  3.4%
                                                U.S. satellite television product and services
VODAFONE GROUP PLC  4.1%                        provider
U.K.-based global telecommunications company
                                                BRITISH SKY BROADCASTING GROUP PLC  3.4%
CLEAR CHANNEL COMMUNICATIONS, INC.  4.0%        British pay television broadcaster
U.S. media company with operations in radio,
outdoor advertising, and live entertainment     AT&T CORP.  2.8%
                                                U.S. telecommunications company

                                                LAMAR ADVERTISING CO.  2.7%
                                                U.S. outdoor advertising firm

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2002

Stocks - 96.9%
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ISSUER                                                                    SHARES                 VALUE
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
U.S. Stocks - 73.7%
  Advertising & Broadcasting - 2.6%
    Lamar Advertising Co., "A"*                                           37,980             $ 1,213,841
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  Business Machines - 3.3%
    Dell Computer Corp.*                                                  42,500             $ 1,130,925
    Hewlett-Packard Co.                                                   30,458                 409,051
                                                                                             -----------
                                                                                             $ 1,539,976
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  Business Services - 6.7%
    Affiliated Computer Services, Inc., "A"*                              20,600             $   916,700
    Automatic Data Processing, Inc.                                       13,400                 506,118
    BISYS Group, Inc.*                                                    28,000                 713,440
    Concord EFS, Inc.*                                                    47,700                 973,557
                                                                                             -----------
                                                                                             $ 3,109,815
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  Cellular Phones - 1.0%
    Motorola, Inc.                                                        37,600             $   451,200
--------------------------------------------------------------------------------------------------------
  Computer Services - 2.0%
    Netegrity, Inc.*                                                      39,000             $    89,310
    Oracle Corp.*                                                         56,800                 544,712
    Precise Software Solutions Ltd.*                                      23,070                 276,840
                                                                                             -----------
                                                                                             $   910,862
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  Computer Software - Systems - 10.3%
    Brocade Communications Systems, Inc.*                                 23,300             $   337,151
    McDATA Corp.*                                                         78,588                 752,087
    Mercury Interactive Corp.*                                            23,000                 584,430
    Network Associates, Inc.*                                             39,600                 514,800
    Peoplesoft, Inc.*                                                     17,400                 279,792
    Rational Software Corp.*                                             102,900                 699,720
    SunGard Data Systems, Inc.*                                           28,500                 702,525
    VERITAS Software Corp.*                                               57,200                 926,068
                                                                                             -----------
                                                                                             $ 4,796,573
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  Electronics - 4.5%
    Analog Devices, Inc.*                                                 39,400             $   949,540
    Atmel Corp.*                                                         121,700                 281,127
    Texas Instruments, Inc.                                               44,200                 870,740
                                                                                             -----------
                                                                                             $ 2,101,407
--------------------------------------------------------------------------------------------------------
  Entertainment - 15.0%
    AOL Time Warner, Inc.*                                                48,600             $   614,790
    Clear Channel Communications, Inc.*                                   52,400               1,791,032
    Entercom Communications Corp.*                                         6,900                 302,220
    Fox Entertainment Group, Inc.*                                        97,000               2,166,010
    Viacom, Inc., "B"*                                                    51,900               2,112,330
                                                                                             -----------
                                                                                             $ 6,986,382
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 5.7%
    Gannett Co., Inc.                                                     12,600             $   957,096
    Lexmark International, Inc.*                                          16,700                 788,240
    New York Times Co.                                                    12,100                 571,120
    Tribune Co.                                                            7,900                 329,509
                                                                                             -----------
                                                                                             $ 2,645,965
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  Telecommunications - Wireless - 1.9%
    AT&T Wireless Services, Inc.*                                         83,821             $   414,076
    Citizens Communications Co.                                           64,000                 468,480
                                                                                             -----------
                                                                                             $   882,556
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 11.4%
    Advanced Fibre Communications, Inc.*                                  66,500             $ 1,173,060
    Cisco Systems, Inc.*                                                 124,400               1,719,208
    EchoStar Communications Corp.*                                        86,200               1,534,360
    Emulex Corp.*                                                         51,100                 862,568
                                                                                             -----------
                                                                                             $ 5,289,196
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 9.3%
    Alltel Corp.                                                          18,900             $   794,934
    AT&T Corp.                                                           102,100               1,247,662
    BellSouth Corp.                                                       30,000                 699,600
    Charter Communications, Inc.*                                         98,800                 312,208
    SBC Communications, Inc.                                              20,700                 512,118
    Verizon Communications, Inc.                                          24,000                 744,000
                                                                                             -----------
                                                                                             $ 4,310,522
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Total U.S. Stocks                                                                            $34,238,295
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 23.2%
  Bermuda - 0.7%
    Accenture Ltd. (Business Services)*                                   21,200             $   348,740
--------------------------------------------------------------------------------------------------------
  Canada - 1.6%
    Manitoba Telecom Services (Utilities - Telephone)                     39,200             $   767,345
--------------------------------------------------------------------------------------------------------
  France - 0.6%
    Societe Television Francaise 1 (Entertainment)*                       12,880             $   262,580
--------------------------------------------------------------------------------------------------------
  Hong Kong - 1.0%
    SmarTone Telecommunications Holdings, Ltd.
      (Telecommunications - Wireless)                                    429,000             $   442,784
--------------------------------------------------------------------------------------------------------
  Indonesia - 1.0%
    PT Telekomunikasi Indonesia (Telecommunications -
      Wireline)                                                        1,166,500             $   477,804
--------------------------------------------------------------------------------------------------------
  Netherlands - 4.7%
    Equant N.V. (Computer Software - Services)*                           38,400             $   188,275
    Koninklijke KPN N.V. (Telecommunications)*                           293,830               1,610,645
    STMicroelectronics N.V. (Electronics)                                 18,400                 370,576
                                                                                             -----------
                                                                                             $ 2,169,496
--------------------------------------------------------------------------------------------------------
  South Korea - 1.8%
    SK Telecom Ltd., ADR (Utilities - Telephone)                          38,100             $   829,056
--------------------------------------------------------------------------------------------------------
  Spain - 2.1%
    Telefonica, S.A. (Telecommunications - Wireline)                     104,035             $   953,856
--------------------------------------------------------------------------------------------------------
  United Kingdom - 9.7%
    British Sky Broadcasting Group PLC (Media - Cable)*                  160,300             $ 1,513,191
    BT Group PLC (Telecommunications - Wireline)                         225,500                 697,922
    mmO2 PLC (Telecommunications)                                        557,700                 427,205
    Vodafone Group PLC (Telecommunications)                            1,163,400               1,863,372
                                                                                             -----------
                                                                                             $ 4,501,690
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $10,753,351
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $73,857,723)                                                  $44,991,646
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.2%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 9/03/02, at
      Amortized Cost                                                    $  1,459             $ 1,458,847
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $75,316,570)                                             $46,450,493

Other Assets, Less Liabilities - (0.1)%                                                          (34,456)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $46,416,037
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
AUGUST 31, 2002
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $75,316,570)            $  46,450,493
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         2,744,944
  Cash                                                                      436
  Receivable for investments sold                                       228,737
  Receivable for fund shares sold                                        63,669
  Interest and dividends receivable                                      10,926
                                                                  -------------
      Total assets                                                $  49,499,205
                                                                  -------------
Liabilities:
  Foreign currency, at identified cost and value                  $         227
  Payable for investments purchased                                     212,022
  Payable for fund shares reacquired                                    118,975
  Collateral for securities loaned, at value                          2,744,944
  Payable to affiliates -
    Management fee                                                        2,577
    Reimbursement fee                                                     2,115
    Distribution and service fee                                          2,308
                                                                  -------------
      Total liabilities                                           $   3,083,168
                                                                  -------------
Net assets                                                        $  46,416,037
                                                                  =============
Net assets consist of:
  Paid-in capital                                                 $ 253,299,323
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                 (28,866,010)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (178,017,276)
                                                                  -------------
      Total                                                       $  46,416,037
                                                                  =============
Shares of beneficial interest outstanding                           21,630,776
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $16,058,050 / 7,426,381 shares of
     beneficial interest outstanding)                                $ 2.16
                                                                     ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                      $ 2.29
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $22,473,482 / 10,514,539 shares of
     beneficial interest outstanding)                                $ 2.14
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $7,884,460 / 3,689,835 shares of
     beneficial interest outstanding)                                $ 2.14
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $45.37 / 20.661 shares of beneficial
     interest outstanding)                                           $ 2.20
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2002
-----------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $    229,647
    Interest                                                           65,105
    Income on securities loaned                                        42,225
    Foreign taxes withheld                                            (18,169)
                                                                 ------------
      Total investment income                                    $    318,808
                                                                 ------------
  Expenses -
    Management fee                                               $    776,483
    Trustees' compensation                                             36,200
    Shareholder servicing agent fee                                    77,648
    Distribution and service fee (Class A)                             99,793
    Distribution and service fee (Class B)                            361,899
    Distribution and service fee (Class C)                            129,865
    Administrative fee                                                  7,176
    Investor communication expense                                    108,897
    Custodian fee                                                      47,999
    Printing                                                           66,545
    Postage                                                            32,419
    Auditing fees                                                      32,120
    Legal fees                                                          3,491
    Miscellaneous                                                     161,936
                                                                 ------------
      Total expenses                                             $  1,942,471
    Fees paid indirectly                                               (5,908)
    Reduction of expenses by investment adviser                      (295,542)
                                                                 ------------
      Net expenses                                               $  1,641,021
                                                                 ------------
        Net investment loss                                      $ (1,322,213)
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $(85,009,469)
    Foreign currency transactions                                      (9,700)
                                                                 ------------
      Net realized loss on investments and foreign
         currency transactions                                   $(85,019,169)
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ 48,234,850
    Translation of assets and liabilities in foreign
      currencies                                                        1,723
                                                                 ------------
      Net unrealized gain on investments and foreign
         currency translation                                    $ 48,236,573
                                                                 ------------
        Net realized and unrealized loss on investments
          and foreign currency                                   $(36,782,596)
                                                                 ------------
          Decrease in net assets from operations                 $(38,104,809)
                                                                 ============

See notes to financial statements.

Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED       YEAR ENDED
                                                                             AUGUST 31, 2002  AUGUST 31, 2001
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                          $  (1,322,213)   $  (2,413,000)
  Net realized loss on investments and foreign currency  transactions            (85,019,169)     (90,593,520)
  Net unrealized gain (loss) on investments and foreign currency translation      48,236,573      (88,680,216)
                                                                               -------------    -------------
    Decrease in net assets from operations                                     $ (38,104,809)   $(181,686,736)
                                                                               -------------    -------------
Net increase (decrease) in net assets from fund share transactions             $ (16,347,330)   $  45,249,542
                                                                               -------------    -------------
      Total decrease in net assets                                             $ (54,452,139)   $(136,437,194)
Net assets:
  At beginning of period                                                         100,868,176      237,305,370
                                                                               -------------    -------------
    At end of period (including accumulated net investment loss of
      $0 and $4,999, respectively)                                             $  46,416,037    $ 100,868,176
                                                                               =============    =============

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------

                                                                 YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                           ---------------------------------             AUGUST 31,
                                                                   2002                 2001                  2000*
--------------------------------------------------------------------------------------------------------------------
                                                                CLASS A
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                            $ 3.67               $10.31                 $10.00
                                                                 ------               ------                 ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.04)              $(0.06)                $(0.01)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (1.47)               (6.58)                  0.32
                                                                 ------               ------                 ------
      Total from investment operations                           $(1.51)              $(6.64)                $ 0.31
                                                                 ------               ------                 ------
Net asset value - end of period                                  $ 2.16               $ 3.67                 $10.31
                                                                 ======               ======                 ======
Total return(+)                                                  (41.14)%             (64.40)%                 3.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       1.71%                1.71%                  1.72%+
  Net investment loss                                             (1.29)%              (1.00)%                (0.76)%+
Portfolio turnover                                                   77%                  87%                    17%
Net assets at end of period (000 Omitted)                       $16,058              $35,968                $84,283

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                      $(0.05)              $(0.07)                $(0.02)
        Ratios (to average net assets):
          Expenses##                                               2.09%                1.78%                  2.07%+
          Net investment loss                                     (1.67)%              (1.07)%                (1.11)%+
  * For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                           ---------------------------------             AUGUST 31,
                                                                   2002                 2001                  2000*
-------------------------------------------------------------------------------------------------------------------
                                                                CLASS B
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                            $ 3.65               $10.32                 $10.00
                                                                 ------               ------                 ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.06)              $(0.10)                $(0.03)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (1.45)               (6.57)                  0.35
                                                                 ------               ------                 ------
      Total from investment operations                           $(1.51)              $(6.67)                $ 0.32
                                                                 ------               ------                 ------
Net asset value - end of period                                  $ 2.14               $ 3.65                 $10.32
                                                                 ======               ======                 ======
Total return                                                     (41.37)%             (64.60)%                 3.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       2.36%                2.36%                  2.37%+
  Net investment loss                                             (1.94)%              (1.65)%                (1.41)%+
Portfolio turnover                                                   77%                  87%                    17%
Net assets at end of period (000 Omitted)                       $22,473              $47,311               $112,170
  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                      $(0.07)              $(0.11)                $(0.03)
        Ratios (to average net assets):
          Expenses##                                               2.74%                2.43%                  2.72%+
          Net investment loss                                     (2.32)%              (1.72)%                (1.76)%+
  * For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                           ---------------------------------             AUGUST 31,
                                                                   2002                 2001                  2000*
-------------------------------------------------------------------------------------------------------------------
                                                                CLASS C
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                            $ 3.65               $10.31                 $10.00
                                                                 ------               ------                 ------

Income from investment operations# -
  Net investment loss(S)                                         $(0.06)              $(0.10)                $(0.03)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (1.45)               (6.56)                  0.34
                                                                 ------               ------                 ------
      Total from investment operations                           $(1.51)              $(6.66)                $ 0.31
                                                                 ------               ------                 ------
Net asset value - end of period                                  $ 2.14               $ 3.65                 $10.31
                                                                 ======               ======                 ======
Total return                                                     (41.37)%             (64.60)%                 3.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       2.36%                2.36%                  2.37%+
  Net investment loss                                             (1.94)%              (1.65)%                (1.41)%+
Portfolio turnover                                                   77%                  87%                    17%
Net assets at end of period (000 Omitted)                        $7,884              $17,588                $40,853

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

        Net investment loss                                      $(0.07)              $(0.11)                $(0.03)
        Ratios (to average net assets):
          Expenses##                                               2.74%                2.43%                  2.72%+
          Net investment loss                                     (2.32)%              (1.72)%                (1.76)%+
  * For the period from the commencement of the fund's investment operations, June 27, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                           ---------------------------------             AUGUST 31,
                                                                   2002                 2001                  2000*
-------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                            $ 3.70               $10.31                 $ 9.63
                                                                 ------               ------                 ------
Income from investment operations# -
  Net investment loss(S)                                         $(0.03)              $  -- +++              $  -- +++
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (1.47)               (6.61)                  0.68
                                                                 ------               ------                 ------
      Total from investment operations                           $(1.50)              $(6.61)                $ 0.68
                                                                 ------               ------                 ------
Net asset value - end of period                                  $ 2.20               $ 3.70                 $10.31
                                                                 ======               ======                 ======
Total return                                                     (40.38)%             (64.21)%                 3.10%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                       1.36%                1.36%                  1.37%+
  Net investment loss                                             (1.07)%                --                     -- +
Portfolio turnover                                                   77%                  87%                    17%
Net assets at end of period                                         $45                  $76                   $213

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.35% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                      $(0.04)              $  -- +++              $  -- +++
        Ratios (to average net assets):
          Expenses##                                               1.74%                1.43%                  1.72%+
          Net investment loss                                     (1.45)%              (0.07)%                (0.35)%+
  * For the period from the inception of Class I shares, August 9, 2000, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Telecommunications Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2002, the value of securities loaned was $2,574,284. These loans were collateralized by cash of $2,744,944 which was invested in the following short-term obligations:

                                                                 IDENTIFIED COST
                                                      SHARES           AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       2,744,944          $2,744,944

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $3,202 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $2,706 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, and capital losses.

The fund paid no distributions for the years ended August 31, 2002, and August 31, 2001.

During the year ended August 31, 2002, accumulated net investment loss decreased by $1,327,212, accumulated net realized loss on investments and foreign currency transactions decreased by $9,701, and paid-in capital decreased by $1,336,913 due to differences between book and tax accounting for currency transactions and net investment losses. This change had no effect on the net assets or net asset value per share.

As of August 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                   $(122,881,715)
          Unrealized loss                               (31,031,939)
          Other temporary differences                   (52,969,632)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

          EXPIRATION DATE                                  CARRYOVER

          ----------------------------------------------------------
          August 31, 2008                             $  (1,836,344)
          August 31, 2009                                (7,671,099)
          August 31, 2010                              (113,374,272)
                                                      -------------
              Total                                   $(122,881,715)

Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.35% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 2002, aggregate unreimbursed expenses amounted to $531,669.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net decrease of $1,805 as a result of the change in the fund's pension liability under this plan and a pension expense of $2,510 for inactive trustees for the year ended August 31, 2002. Also included in Trustees' compensation is a one-time settlement expense of $ (1,691) and a one-time transition expense of $23,830.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $14,193 for the year ended August 31, 2002, as its portion of the sales charge on sales of Class A of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                      CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------
Distribution Fee                        0.10%             0.75%            0.75%
Service Fee                             0.25%             0.25%            0.25%
                                        -----             -----            -----
Total Distribution Plan                 0.35%             1.00%            1.00%

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended August 31, 2002, amounted to:

                                      CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------
Service Fee Retained by MFD            $5,570            $1,671           $2,885

Fees incurred under the distribution plan during the year ended August 31,
2002, were as follows:
                                      CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------
Total Distribution Plan                 0.35%             1.00%            1.00%

Certain Class A, and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2002, were as follows:

                                      CLASS A            CLASS B         CLASS C
--------------------------------------------------------------------------------
Contingent Deferred Sales Charges
Imposed                                  $272           $283,273          $3,862

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $56,549,721 and $75,849,792, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $ 77,482,499
                                                                 ------------
Gross unrealized depreciation                                    $(32,316,203)
Gross unrealized appreciation                                       1,284,197
                                                                 ------------
    Net unrealized depreciation                                  $(31,032,006)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                            YEAR ENDED AUGUST 31, 2002                    YEAR ENDED AUGUST 31, 2001
                                   -----------------------------------           -----------------------------------
                                         SHARES                 AMOUNT                 SHARES                 AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           2,944,160           $  9,554,246              5,956,650           $ 42,180,289
Shares reacquired                    (5,317,063)           (15,638,922)            (4,333,488)           (24,841,989)
                                   ------------           ------------           ------------           ------------
    Net increase (decrease)          (2,372,903)          $ (6,084,676)             1,623,162           $ 17,338,300
                                   ============           ============           ============           ============

Class B shares

                                            YEAR ENDED AUGUST 31, 2002                    YEAR ENDED AUGUST 31, 2001
                                   -----------------------------------           -----------------------------------
                                         SHARES                 AMOUNT                 SHARES                 AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           1,549,431           $  4,853,709              5,053,793           $ 36,782,584
Shares reacquired                    (3,995,197)           (11,822,029)            (2,967,598)           (16,831,730)
                                   ------------           ------------           ------------           ------------
    Net increase (decrease)          (2,445,766)          $ (6,968,320)             2,086,195           $ 19,950,854
                                   ============           ============           ============           ============

Class C shares

                                            YEAR ENDED AUGUST 31, 2002                    YEAR ENDED AUGUST 31, 2001
                                   -----------------------------------           -----------------------------------
                                         SHARES                 AMOUNT                 SHARES                 AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           1,291,088           $  4,154,593              3,739,371           $ 25,347,175
Shares reacquired                    (2,422,382)            (7,448,927)            (2,880,196)           (17,386,787)
                                   ------------           ------------           ------------           ------------
    Net increase (decrease)          (1,131,294)          $ (3,294,334)               859,175           $  7,960,388
                                   ============           ============           ============           ============

For the years ended August 31, 2002, and August 31, 2001, there was no Class I share activity.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $654 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

REPORT OF ERNST & YOUNG LLP,  INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of
MFS Global Telecommunications Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Telecommunications Fund (the Fund), including the portfolio of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Telecommunications Fund at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.
                                             ERNST & YOUNG LLP
Boston, Massachusetts
October 11, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.
--------------------------------------------------------------------------------

MFS(R) GLOBAL TELECOMMUNICATIONS FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
John E. Lathrop+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Ernst & Young LLP                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) GLOBAL TELECOMMUNICATIONS FUND                        -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                        MGT-2  10/02  42M  1009/12209/1309/1809